UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2017

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 30, 2017, The Dayton Power and Light Company (“DP&L”), a subsidiary of DPL Inc. (“DPL”) and The AES Corporation (“AES”), entered into a Stipulation and Recommendation with various intervening parties (the “Settlement”) with respect to DP&L’s electric security plan pending at the Public Utilities Commission of Ohio (“PUCO”). The Settlement is subject to, and conditioned upon, approval by the PUCO. In addition to addressing energy rates, riders and other matters, the Settlement also includes certain other commitments. The Settlement would provide for a six-year electric security plan and, in addition to other items, provides for, or requires, the following:

•Bypassable standard offer energy rates for DP&L’s customers based on competitive bid auctions.

•A five-year non-bypassable Distribution Modernization Rider designed to collect $90 million in revenue per year to pay debt obligations at DPL and DP&L and position DP&L to modernize and/or maintain its transmission and distribution infrastructure.

•A non-bypassable Distribution Investment Rider (“DIR”) for the term of the electric security plan for distribution investments, with one component of the DIR designed to collect $35 million in revenue per year to enable the implementation of smart grid and advanced metering ending after the fifth year of the term of the electric security plan.

•DP&L and its affiliates to procure and/or develop at least 300 megawatts of nameplate capacity of wind and/or solar energy projects in Ohio, with DP&L affiliates permitted to own up to 150 megawatts of such projects.

•DP&L to transfer its generation assets and non-debt liabilities (the “Generation Separation Transaction”) to AES Ohio Generation, LLC, a subsidiary of DPL and affiliate of DP&L (“AES Ohio Gen”), within 180 days of the PUCO’s approval of the Settlement, subject to approval of the Federal Regulatory Commission (“FERC”). DP&L’s application filed with the FERC to complete the Generation Separation Transaction is pending as of the time this report is filed.

•DP&L (or its affiliate, in light of the proposed Generation Separation Transaction) to commence a sale process to sell its ownership interests in the following coal-fired generating plants to a third party, and for all sale proceeds to be used to pay debt of DPL and DP&L: (i) Zimmer – Unit 1, (ii) Miami Fort – Units 7 and 8; and (iii) Conesville – Unit 4. DP&L co-owns each of these coal-fired generating plants and the sale of a plant is subject to agreement by all the co-owners of the plant and FERC approval.

•Restrictions on DPL making dividend payments to AES or AES Ohio Gen or tax-sharing payments to AES.

•The threshold for DP&L’s Significantly Excessive Earnings Test, which measures DP&L’s earnings to determine whether there have been significantly excessive earnings during a given calendar year, to continue to be 12% during the term of the electric security plan.

•DP&L to implement a Smart Grid Rider, Economic Development Rider, Economic Development Fund, Reconciliation Rider, Regulatory Compliance Rider and certain other new, or changes to existing, riders and tariffs and competitive retail market enhancements.
•
Certain parties to the Settlement are customers, or are organizations representing customers, of DP&L.

The foregoing description of the Settlement is qualified in its entirety by reference to the Settlement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. DP&L’s electric security plan docket, which includes a copy of the Settlement, is available at the website of the PUCO at www.puco.ohio.gov by searching Case No. 16-0395-EL-SSO. The information on the website of the PUCO is not incorporated herein.

Item 7.01 Regulation FD Disclosure.

In connection with the Settlement, DP&L and AES Ohio Gen (collectively, the “DPL Parties”) have entered into an agreement in principle with Sierra Club (the “Sierra Club Agreement in Principle”) under which Sierra Club would agree to support the Settlement and, subject to the PUCO’s approval of the Settlement, would require (a) the DPL Parties to complete the Generation Separation Transaction, subject to FERC approval; (b) DP&L (or AES Ohio Gen if FERC approves the Generation Separation Transaction), or their respective affiliates, to cease operations at the J.M. Stuart Station and Killen Station coal-fired generation plants in Ohio (the “Retiring Coal Plants”) on or before June 2018; and (c) in light of the requirement to cease operations at the Retiring Coal Plants, DP&L and Sierra Club to enter into good faith negotiations to discuss the potential to file an amendment to a consent decree approved in 2008 (and amended in 2010) in connection with a lawsuit filed by Sierra Club and Marilyn Wall for violations of the Clean Air Act at the J.M. Stuart Station. As of the time this report is filed, the Sierra Club Agreement in Principle is not a definitive agreement between or among any of the parties and there can be no assurance that a definitive agreement with the Sierra Club will be reached on these terms or at all.

In connection with any plant closure activity or sale of generation plants as contemplated by the Settlement or the Sierra Club Agreement in Principle or otherwise, DPL and DP&L would expect to incur certain cash and non-cash charges, some or all of which could be material to the business and financial condition of DPL and DP&L.

DP&L co-owns the Retiring Coal Plants and retirement of a plant also is subject to agreement by all the co-owners of the plant, as well as review for reliability impacts by PJM Interconnection, L.L.C. (“PJM”), the regional transmission organization that controls the area where these generating units are located.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Stipulation and Recommendation dated January 30, 2017

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to,

statements regarding management’s intents, beliefs and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, but are not limited to, the occurrence or timing of generating plant operations, transfers, sales or retirements and other events contemplated by the Settlement or the Sierra Club Agreement in Principle, strategic objectives, business prospects, anticipated economic performance and financial condition, management’s expectations and other similar matters. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions. These assumptions include, but are not limited to, timing of events, accurate projections of market conditions and regulatory rates, future interest rates, commodity prices, continued normal levels of operating performance and electricity volume at distribution companies and operational performance at generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth investments at normalized investment levels and expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and DP&L’s 2015 Annual Report on Form 10-K. Readers are encouraged to read DPL’s and DP&L’s filings to learn more about the risk factors associated with DPL’s and DP&L’s businesses. DPL and DP&L undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires copies of DPL or DP&L’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting DPL’s website at www.dplinc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: February 3, 2017	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: February 3, 2017	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary